                             PACIFIC CAPITAL FUNDS
                  CLASS A AND CLASS B RETAIL SHARES PROSPECTUS

                        SUPPLEMENT DATED MARCH 24, 2000
                      TO PROSPECTUS DATED DECEMBER 1, 1999

   Capitalized terms not defined in this Supplement have the same meaning assigned to them in the Prospectus.

   1. The "Fees and Expenses" table and "Expense Example" in the section entitled "RISK/RETURN SUMMARY AND FUND EXPENSES" on pages 21 and 22 for the Short Intermediate U.S. Treasury Fund are deleted in their entirety and replaced as follows:
                                               FEES AND EXPENSES
                                    The fees and expenses for Class A shares are based upon the actual operating expenses for the fiscal year ended July 31, 1999.

                                                SHAREHOLDER TRANSACTION EXPENSES
                                                (EXPENSES PAID BY YOU DIRECTLY)             A SHARES

                                                Maximum sales charge (load) on purchases
                                                (as a % of offering price or sale price,
                                                whichever is less)                           2.25%(1,3)
                                                Maximum deferred sales charge (load)
                                                (as a % of offering price)                  None(2)

                                                ANNUAL FUND OPERATING EXPENSES
                                                (FEES PAID FROM FUND ASSETS)                A SHARES

                                                Management fee*                              0.50%
                                                Distribution (12b-1) fee                    0.75%*
                                                Other expenses*                              0.44%
                                                Total Fund operating expenses*               1.69%

                                     * The Adviser is limiting the Management fee to 0.30%, the Distributor is limiting the 12b-1 fee to 0.25%, and the Administrator is waiving a portion of the Administration fee so that Other expenses were 0.39%. TOTAL FUND OPERATING EXPENSES AFTER THESE FEE WAIVERS FOR CLASS A SHARES WERE 0.94%. These expense limitations may be revised or canceled at any time.

   As an investor in the Short
   Intermediate U.S. Treasury
   Securities Fund, you will
   pay the following fees and
   expenses. Shareholder
   transaction fees are paid
   from your
   account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share
   price. If you purchase
   shares through a broker or
   other investment
   representative, including
   an affiliate of Pacific
   Century, they may charge
   you an account-level fee
   for additional services
   provided to you in
   connection with your
   investment in the Fund.

   (1) Lower sales charges are available depending upon the amount invested.

   (2) For investments of $1 million or more, a Contingent Deferred Sales Charge is applicable to redemptions within one year of purchase.

   (3) Long-term shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 fees.

                                               EXPENSE EXAMPLE

                                                                                    1      3        5       10
                                                                                 YEAR   YEARS   YEARS    YEARS
                                                CLASS A SHARES                   $393   $746   $1,122   $2,178

                                                             12/99 PCP0027/SUP01
Use this table to compare fees
   and expenses of the Fund with
   those of other funds. It
   illustrates the amount of
   fees and expenses you would
   pay assuming the following:
  - $10,000 investment in the
    Fund
  - 5% annual return
  - no changes in the Fund's
    operating expenses
Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.
Currently, the Class B shares of
   the Fund are not being
   offered to the public.